                                  Exhibit 99.1

        Slide presentation to be used at analyst and shareholder meetings between August 27, 2001 and September 30, 2001

                             [logo]Renal Care Group

                                  Nasdaq Symbol

                                      RCGI

Forward-Looking Statements

Some of the information included in this presentation is forward-looking information and is given in reliance on the safe harbor provided by the private securities litigation reform act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward looking statements due to certain factors, including business and economic conditions and the availability of financing. These and other risks and uncertainties are discussed in RCG's reports filed with the SEC, including our annual report on form 10-K and our quarterly reports on form 10-Q.





                                                          [logo]Renal Care Group

KEY INVESTMENT POINTS

-        Strong U.S. market growth of 5-6% annually

-        Predictable and recurring revenues

-        Excellent patient outcomes drive volume growth above market average

-        Proven cost management

-        Prudent capital structure and strong free cash flow

-        Selective acquisition opportunities

                                                          [logo]Renal Care Group

                               COMPANY INFORMATION





                                                          [logo]Renal Care Group

COMPANY PROFILE

-        Specialized provider of dialysis services

-        Physician-driven heritage

-        Strong regional market presence

-        Cost-effective, quality care

-        Commitment to quality care drives value creation

                  -        Medical outcomes improved
                  -        Financial performance enhanced



                                                          [logo]Renal Care Group

GROWTH IN PATIENTS

[Graph showing patient growth from 5,200 in 1996 to 8,240 in 1997 to 11,380 in 1998, to 14,500 in 1999 to 16,500 in 2000]

                                                          [logo]Renal Care Group

CURRENT LOCATIONS

                                                                       25 States
                                                                     Medium size

[Map showing current locations in the states of Alabama, Alaska, Arizona, Arkansas, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, Tennessee, Texas, Washington and Wisconsin]

[logo] Corporate Office, Nashville Tennessee

[character] Regional Offices

[character] University Affiliations

[character] Outpatient Dialysis Centers

                                                         [logo]Renal Care Group

STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at January 1, 2000]

Market                              Market Share              No. of Patients
------                              ------------              ---------------
Indiana/Ohio                            40%                       2,500

South and East Texas                    43%                       2,230

Mississippi                             49%                       2,050

Phoenix, AZ                             38%                       1,950

S. Chicago, IL                          30%                       1,560

Central Arkansas                        39%                         660

Portland, OR/Washington                 60%                         710

Western Kansas                          45%                         550

Weighted Average Share                  30-35%


                                                          [logo]Renal Care Group

STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at December 31, 2000]

Market                              Market Share              No. of Patients
------                              ------------              ---------------
Indiana/Ohio                            48%                       3,000

South and East Texas                    43%                       2,230

Mississippi                             49%                       2,050

Phoenix, AZ                             38%                       1,950

S. Chicago, IL                          34%                       1,760

Central Arkansas                        39%                         660

Portland, OR/Washington                 70%                       1,145

Western Kansas                          45%                         550

Weighted Average Share                  30-35%


                                                          [logo]Renal Care Group

                                INDUSTRY OVERVIEW

                                                          [logo]Renal Care Group

ATTRACTIVE
INDUSTRY FUNDAMENTALS

-        Expanding ESRD patient population

                  -        High rates of diabetes and hypertension
                  -        Aging population
                  -        Increasing survival on dialysis

-        Recurring and predictable revenues with recent increases from Medicare

-        Patients qualify regardless of age

-        Positive consolidation momentum


                                                          [logo]Renal Care Group

MEDICARE
REIMBURSEMENT ENVIRONMENT

-        Composite rate increased 2.4% for 2001

-        AWP reduction delayed through 2001





                                                          [logo]Renal Care Group

U.S. DIALYSIS PROVIDERS

[Pie chart showing dialysis providers in the United States, reflecting market shares as follows: 24% for Fresenius; 16% for DaVita; 14% for Gambro; 6% for Renal Care Group; 20% for hospitals; 15% for other independent providers; 5% for independent chain providers]

                                                          [logo]Renal Care Group

                               OPERATING STRATEGY

                                                          [logo]Renal Care Group

OPERATING STRATEGY

-        Optimal care drives superior financial results

                  -        Clinical objectives aligned with financial interests

-        Medical Board is leveraging best practices across the Company

                  -        Benchmarking across the Company
                  - Reviewing data and best practice implementation on quarterly basis
                  -        Continuously improving outcomes

-        Above industry average clinical outcomes

                                                          [logo]Renal Care Group

                               UREA REDUCTION RATE

             Percent Patients with URR greater than or equal to 70%

                                  Goal = 70.0%

[Graph showing percentage of RCG patients with a urea reduction rate greater than or equal to 70% on a quarterly basis from 1997 through second quarter 2001. RCG results are as follows: 1997 -- Q1 59.1%, Q2 60.7%, Q3 62.3%, Q4 63.7%; 1998
-- Q1 63.7%, Q2 63.9%, Q3 63.2%, Q4 66.1%; 1999 -- Q1 66.4%, Q2 66.5%, Q3 70.0%,
Q4 73.4%; 2000 -- Q1 70.8%, Q2 71.2%, Q3 73.2%, Q4 72.5%; 2001 -- Q1 72.4%, Q2
71.7%.]

                                                          [logo]Renal Care Group

                                   HEMATOCRIT

                         Hematocrit Levels, HD + PD Pts

             Percent Patients with Hct greater than or equal to 30%

                                  Goal = 90.0%

[Graph showing percentage of RCG patients with a hematocrit levels greater than or equal to 30% on a quarterly basis from 1997 through second quarter 2001. RCG results are as follows: 1997 -- Q1 81.9%, Q2 82.8%, Q3 79.6%, Q4 79.1%; 1998 --
Q1 79.9%, Q2 82.1%, Q3 83.0%, Q4 84.6%; 1999 -- Q1 84.6%, Q2 86.1%, Q3 86.5%, Q4
87.9%; 2000 -- Q1 88.2%, Q2 88.5%, Q3 88.1%, Q4 88.1%; 2001 -- Q1 88.4%, Q2
89.3%.]

                                                          [logo]Renal Care Group

                                 HOSPITALIZATION

                           Hospital Days/Patient/Year

[Bar chart showing national average hospitalization of 14.0 days per patient per year for 1999 compared to RCG "Rolling" Twelve Months ended June 30, 2001 of
12.2 days per patient per year]

                                                          [logo]Renal Care Group

                                    MORTALITY

[Bar chart showing national average mortality rate of 23.2% for ESRD patients for 1999 compared to RCG "Rolling" Twelve Months ended June 30, 2001 of 22.4%]

                                                          [logo]Renal Care Group

                              FINANCIAL INFORMATION

                                                          [logo]Renal Care Group

EARNINGS PER SHARE

[Bar chart showing earnings per share for the years ended December 31, 1996 through 2000 and separate chart showing earnings per share for the second quarters of 2000 and 2001, all earnings are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $0.42; 1997 -- $0.57; 1998 -- $0.84; 1999 -- $1.12; 2000 -- $1.31; Q2 2000 -- $0.33; Q2 2001 -- $0.37.
The chart includes an arrow showing growth from 1999 to 2000 represents 17.0% (21.4% without giving effect to an increase in the price of Epogen).]

                                                          [logo]Renal Care Group

REVENUE
($ in thousands)

[Bar chart showing revenue for the years ended December 31, 1996 through 2000 and separate chart showing revenue for the second quarters of 2000 and 2001, all revenue reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $135.9 million; 1997 -- $214.0 million; 1998 -- 369.4 million; 1999 -- $520.6 million; 2000 -- $624.6 million; Q2 2000 -- $154.2 million; Q2 2001 -- $183.5 million. The chart includes an arrow showing growth from 1999 to 2000 represents an 20.0% increase.]

                                                          [logo]Renal Care Group

INCREASING EBITDA MARGINS

[Bar chart showing EBITDA margins for the years ended December 31, 1996 through 2000 and second quarter 2001, all EBITDA margins reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $18.2%; 1997 -- 19.4%; 1998 -- 22.2%; 1999 -- 23.6%; 2000 -- 23.9%; Q2 2001 -- 24.0%.]

                                                          [logo]Renal Care Group

COMPLETED ACQUISITIONS 2001

         Group                                             Patients
         -----                                             --------
Providence St. Peters                                        225

Las Cruces, NM                                               175

Methodist - Memphis                                          200
                                                             ---
                                                             600
                                                             ===

                                                          [logo]Renal Care Group

Acquisition Performance

                                                        When
                                                     Acquired(1)              2000
                                                     -----------             ------
Patients                                                4,365                  6,099

Revenues (in thousands)                              $132,700               $220,628

EBITDA                                                  20.0%                   26.8%

Days Sales Outstanding                                     81                     68

Patients with URR greater than or equal to 70%             48%                    71%

Patients with Hct greater than or equal to 30%             79%                    87%

(1) All 1996 and 1997 acquisitions

                                                          [logo]Renal Care Group

FREE CASH FLOW
($ in thousands)

                                                  2000              2001E
                                                  ----              -----
EBITDA                                           $149,000          $171,000

         CapEx                                     32,000            45,000

         Taxes                                     40,000            45,000

         Interest                                   6,000             3,000

         Working Capital                           11,000            13,000

         Free Cash Flow                            60,000            65,000


                                                          [logo]Renal Care Group

Capital Structure

June 30, 2001

($ in thousands)



Long-Term Debt                                $ 24,100          5.0%

Stockholders' Equity                           455,500
                                              --------
Total Capital                                 $479,600
                                              ========



                          EBITDA = $171 million [2001E]


                                                          [logo]Renal Care Group

LINE OF CREDIT STATUS

August 15, 2001

Total Amount                                  $129,500,000

Amount Outstanding                            $          0
                                              ------------
Amount Available                              $129,500,000
                                              ============


Borrowing Rate                                         5.0%



                                                          [logo]Renal Care Group

KEY INVESTMENT POINTS

-        Strong U.S. market growth of 5-6% annually

-        Predictable and recurring revenues

-        Excellent patient outcomes drive volume growth above market average

-        Proven cost management

-        Prudent capital structure and strong free cash flow

-        Selective acquisition opportunities

                                                          [logo]Renal Care Group

                             [logo]Renal Care Group

                                  Nasdaq Symbol

                                      RCGI